SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                  AMMENDMENT 1

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February, 1st, 2000

                                  DISCAS, INC.
                                  ------------
             (Exact name of registrant as specified in its charter)

                       DELAWARE                      06-1175400
           -------------------------------      --------------------
           (State or other jurisdiction of      (I.R.S.  Employer
            incorporation or organization)       Identification No.)

       31 Sheridan Drive, Naugatuck, Connecticut           06708
       -----------------------------------------        ----------
        (Address of principal executive offices)        (Zip Code)

                    Issuer's telephone number: (203) 720-9478

                 567-1 S. Leonard Street, Waterbury, Connecticut
                ------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On February 1st, 2000, the Registrant retained Gerstle, Rosen & Simonet, LLC Certified Public Accountants of Boca Raton, Florida, to act as principal accountants to audit the financial statements for the Registrant.

1. The former accountant Jump, Scutellaro and Company of New Jersey was replaced with of Gerstle Rosen and Simonet to audit the Company's books and prepare financials for the late 10-KSB and 10-QSB reports for the periods from April 30, 1999 through to October 31, 2000.

2. The Board of Directors had engaged a consultant to assist with finding funding to complete the audits and reports required. This was done so that the company might explore the possibility of finding another company looking to merge with Discas, Inc. once the required filings were brought current.

3. Said principal accountant's report on the financial statements for either of the past two years did not contain as adverse opinion or disclaimer of opinion nor was the same qualified or modified as to uncertainty, audit scope, or accounting principles.

4. The decision to change accountants was recommended and approved by the Board of Directors of the Registrant effective February 1, 2000.

5. During the Registrant's most recently filed fiscal years and through the day of replacement, February 1, 2000, there were no disagreements between the former accountant, and the Registrant, on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure.

6. During the Registrant's two most recent fiscFal years and the subsequent interim periods preceding the former accountant's resignation:

      (i) the accountant has not advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist;

      (ii) the accountant has not advised the Registrant that information has come to the accountant's attention that has led it to no longer be able to rely on management's representations or that has made it unwilling to be associated with the financial statement prepared by management;

      (iii) the accountant has not advised the Registrant (a) of the need to expand significantly the scope of its audit, or that information has come to the accountant's attention, during the two most recent fiscal years and the subsequent interim periods preceding the resignation, that if further investigated may (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods

      (iv) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements or, (b) that due to the account's dismissal, or for any other reason, the accountant did not so expand the scope of its audit or conduct such further investigation;

      (v) the accountant has not advised the Registrant that (a) information has come to the accountant's attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements) or (b) due to the accountant's dismissal, or for any other reason, the issue has not been resolved to the accountant's satisfaction prior to its dismissal.

A new independent certified public accountant has been engaged as the principal accountant to audit the Registrant's financial statements. The newly engaged accountant is the firm of Gerstle, Rosen & Simonet, LLC Certified Public Accountants and was retained on February 1, 2000.

                                   SIGNATURES

Pursuant the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          DISCAS, INC.
                          (Registrant)


                          By: /s/ Patrick A. DePaolo Sr., President and
                          Chief Executive Officer and Chief Financial Officer)

                          Date: 07/23/2001